SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) March 25, 1997

          TMS Auto Holdings, Inc.(as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities.

                             TMS Auto Holdings, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                         333-14075       22-3405381
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


 1625 West North Market Blvd., Sacramento, California    95834
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 928-4400


                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Event

     The Money Store, Inc., as representative (the "Representative"), and TMS Auto Holdings, Inc. (the "Seller") registered issuances of up to $1,100,000,000 principal amount of The Money Store Auto Trust Asset Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-14075)(as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Representative and the Seller caused The Money Store Auto Trust 1997-1 (the "Trust") to issue $91,000,000 aggregate principal amount of its Class A-1 6.19% Asset Backed Notes (the "Class A-1 Notes"), $36,400,000 aggregate principal amount of its Class A-2 6.64% Asset Backed Notes (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Notes") and $2,600,000 aggregate principal amount of its 6.83% Asset Backed Certificates (the "Certificate," and together with the Notes, the "Securities"), on March 25, 1997, (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Initial Receivables, a copy of the Indenture, Trust Agreement and Sale and Servicing Agreement referred to below and the Underwriting Agreement and Pricing Agreement, each dated March 18, 1997 by and among the Representative, the Seller and Smith Barney Inc.

     The Notes were issued pursuant to an Indenture dated as of February 28, 1997, between the Trust and The Chase Manhattan Bank, as Trustee and Indenture Collateral Agent (the "Indenture"). The Trust was formed, and the Certificates were issued, pursuant to a Trust Agreement dated as of February 28, 1997 between the Seller and Bankers Trust (Delaware), as Owner Trustee (the "Trust Agreement"). The Initial Receivables were conveyed to the Trust pursuant to a Sale and Servicing Agreement dated as of February 28, 1997 by and among the Seller, the Representative, the Trust and The Money Store Auto Finance Inc. (the "Sale and Servicing Agreement").

     On the Closing Date, the Seller delivered to the Trust Initial Receivables in the amount of $100,118,176.73. On the Closing Date, the Representative also caused to be deposited an aggregate cash amount (the "Pre-Funded Amount") into the Pre-Funding Account in the amount of $26,095,415.50. The Pre-Funded Amount may be used during the Funding Period (as defined below) only (i) to acquire Subsequent Receivables and (ii) to make accelerated payments of principal on the Securities as described in the Indenture, Trust Agreement and Sale and Servicing Agreement. The Funding Period is defined in the Sale and Servicing Agreement as the period commencing on the Closing Date and terminating on the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $200,000, (ii) a Servicer Default occurs under the Sale and Servicing Agreement or (iii) April 20, 1997, after giving effect to the purchase of Subsequent Receivables on such date.

     Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement attached hereto as Exhibit 4.1.

Certain Characteristics

     The final characteristics of the Initial Receivables are as set forth in the Prospectus Supplement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)     Exhibits

Exhibit No.


1.1 Underwriting Agreement, dated March 18, 1997, among The Money Store Inc., TMS Auto Holdings, Inc. and Smith Barney Inc.

1.2 Pricing Agreement, dated March 18, 1997, between The Money Store Inc., TMS Auto Holdings, Inc. and Smith Barney Inc.

4.1 Sale and Servicing Agreement, dated as of February 28, 1997, among The Money Store Inc., TMS Auto Holdings, Inc., The Money Store Auto Finance Inc. and The Money Store Auto Trust 1997-1.

4.2 Indenture, dated as of February 28, 1997, between The Money Store Auto Trust 1997-1 and The Chase Manhattan Bank.

4.3 Trust Agreement, dated as of February 28, 1997, by and between TMS Auto Holdings, Inc. and Bankers Trust (Delaware).

99.1 Form of Financial Guaranty Insurance Policy covering the Notes to be issued by MBIA Insurance Corporation.

99.2 Form of Financial Guaranty Insurance Policy covering the Certificates to be issued by MBIA Insurance Corporation.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TMS AUTO HOLDINGS, INC.

                                       By: /s/ Morton Dear
                                           ----------------------
                                       Name:  Morton Dear
                                       Title: Executive Vice President


Dated:  April 8, 1997

                                 EXHIBIT INDEX

Exhibit No.
                             Description of Exhibit


1.1 Underwriting Agreement, dated March 18, 1997, among The Money Store Inc., TMS Auto Holdings, Inc. and Smith Barney Inc.

1.2 Pricing Agreement, dated March 18, 1997, between The Money Store Inc., TMS Auto Holdings, Inc. and Smith Barney Inc.

4.1 Sale and Servicing Agreement, dated as of February 28, 1997, among The Money Store Inc., TMS Auto Holdings, Inc., The Money Store Auto Finance Inc. and The Money Store Auto Trust 1997-1.

4.2 Indenture, dated as of February 28, 1997, between The Money Store Auto Trust 1997-1 and The Chase Manhattan Bank.

4.3 Trust Agreement, dated as of February 28, 1997, by and between TMS Auto Holdings, Inc. and Bankers Trust (Delaware).

99.1 Form of Financial Guaranty Insurance Policy covering the Notes to be issued by MBIA Insurance Corporation.

99.2 Form of Financial Guaranty Insurance Policy covering the Certificates to be issued by MBIA Insurance Corporation.